SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report May 8, 2020

Pope Resources, A Delaware Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware	01-09035	91-1313292
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

19950 Seventh Avenue NE, Suite 200, Poulsbo, Washington		98370
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (360) 697-6626

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Receipts(Units)	POPE	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 8, 2020, Pope Resources, A Delaware Limited Partnership (“Pope”) completed its previously announced business combination with Rayonier Inc. (“Rayonier”), pursuant to that certain the Agreement and Plan of Merger, dated January 14, 2020, as amended by Amendment No. 1, dated as of April 1, 2020 ( “Merger Agreement”) with Rayonier, Rayonier, L.P., a Delaware limited partnership whose general partner is Rayonier (“Opco”), Rayonier Operating Company LLC, a Delaware limited liability company and a wholly owned subsidiary of Rayonier (“ROC”), Rayonier Operating Company Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of Rayonier, Pacific GP Merger Sub I, LLC, a Delaware limited liability company and a wholly owned subsidiary of Rayonier, Pacific GP Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Rayonier, Pacific LP Merger Sub III, LLC, a Delaware limited liability company and a wholly owned subsidiary of ROC (“Merger Sub 3”), Pope, Pope EGP, Inc., a Delaware corporation, and Pope MGP, Inc., a Delaware corporation and the managing general partner of Pope.

Pursuant to the Merger Agreement, on May 8, 2020, Opco indirectly acquired (1) all of the issued and outstanding units representing limited partner interests of Pope, including the related depositary receipts (collectively “Units”), through a merger of a wholly owned subsidiary of Opco with and into Pope with Pope as the surviving entity (the “LP Merger”) and (2) all of the issued and outstanding shares of MGP and EGP through a merger of those entities with and into wholly owned subsidiaries of Rayonier (the “GP Mergers”).

At the closing, each unit representing limited partnership interests of Pope outstanding immediately prior to the effective time of the LP Merger (other than those Units owned by Rayonier, ROC or certain of their controlled affiliates) were, at the election of their holders and subject to proration described below, converted into the right to receive:

•	3.929 shares of Rayonier common stock (“Rayonier Shares”) (the “Stock Election Consideration”);

•	3.929 units representing limited partnership interests of Opco (“Opco Units”) (the “Opco Election Consideration”); and

•	$125.00 in cash (the “Cash Election Consideration”).

Each of the Stock Election Consideration, Opco Election Consideration and the Cash Election Consideration were subject to proration to ensure that the aggregate amount of Rayonier Shares and Opco Units, on the one hand, and cash, on the other hand, issued in the LP Merger equaled the amounts issued as if every Unit converted into merger consideration received 3.929 Rayonier Shares, 3.929 Opco Units or $125.00 in cash, subject to proration. In addition, holders of Units who elected to receive the cash consideration could designate whether, in the event that the cash consideration was oversubscribed, each Unit for which they have made a cash election was prorated into (a) shares of Rayonier common stock and cash or (b) Opco Units and cash. The cash consideration is oversubscribed as approximately 79.1% of the total Units converting into merger consideration as part of the LP Merger have elected to receive the cash consideration. In accordance with the Merger Agreement, each Unit for which a holder has made a cash election will be prorated so that approximately 70% of Units will be exchanged Rayonier Shares or Opco Units and 30% of Units will be exchange for cash. Based on these preliminary estimates of merger consideration elections, each holder making a cash election will receive $47.42 of cash and, depending on the preference stated in their election forms, 2.439 Rayonier Shares or Opco Units per Unit. The merger consideration elections are preliminary and subject to change, and the final numbers of elections will be disclosed on a current report on Form 8-K filed by Rayonier.

In addition, at the closing, subject to certain exceptions, each unvested restricted Unit outstanding under Pope’s equity compensation plans (the “Pope Equity Plans”) was converted into restricted Rayonier Shares on substantially the same terms and conditions as were applicable to the restricted Units prior to the closing, with the number of Rayonier Shares subject to each such Pope award equal to the number of Units subject to the applicable Pope Restricted Unit award immediately prior to the closing multiplied by 3.929. At the closing, Rayonier also assumed certain obligations under the Pope Equity Plans, except that the number of units available for issuance under the Pope Equity Plans were adjusted to reflect Rayonier Shares based on the aforementioned exchange ratio.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Rayonier’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 15, 2020, and Amendment No. 1 thereto, a copy of which was filed as Exhibit 2.1 to Pope’s Current Report on Form 8-K filed with the SEC on April 2, 2020, each which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of January 14, 2020, by and among Rayonier Inc., Rayonier Operating Company LLC, Pacific GP Merger Sub I, LLC, Pacific GP Merger Sub II, LLC, Pacific LP Merger Sub III, LLC, Pope Resources, a Delaware limited partnership, Pope MGP, Inc. and Pope EGP, Inc. (incorporated by reference to Exhibit 2.1 to Rayonier’s Current Report on Form 8-K, filed January 15, 2020)

2.2	Amendment No. 1, dated as of April 1, 2020, to the Agreement and Plan of Merger, by and among Rayonier Inc., Rayonier, L.P., Rayonier Operating Company LLC, Rayonier Operating Holdings LLC, Pacific GP Merger Sub I, LLC, Pacific GP Merger Sub II, LLC, Pacific LP Merger Sub III, LLC, Pope Resources, a Delaware limited partnership, Pope MGP, Inc. and Pope EGP, Inc. (incorporated by reference to Exhibit 2.1 to Rayonier’s Current Report on Form 8-K filed April 2, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 8, 2020

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP

By:	/s/ Daemon P. Repp
Daemon P. Repp
Chief Financial Officer